INCOME TAX - Schedule Net Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets
Net operating loss carryforward	$ (379)	$ 5,846
Start-up/organization Expenses	962,297	60,961
Total deferred tax assets	961,918	66,807
Valuation allowance	$ (961,918)	$ (66,807)